CAPITAL MANAGEMENT	13 Months Ended
Dec. 31, 2021
CAPITAL MANAGEMENT
Capital Management

21. CAPITAL MANAGEMENT

The Company's primary objective with respect to its capital management is to ensure that it has sufficient cash resources to fund the identification and evaluation of potential acquisitions. To secure the additional capital necessary to pursue these plans, the Company may attempt to raise additional funds through the issuance of equity or by securing strategic partners. The outcome of these activities is uncertain. The Company's capital management objectives, policies and processes have remained unchanged during the thirteen months ended December 31, 2021 and the year ended November 30, 2020.

The Company is not subject to any capital requirements imposed by a lending institution or regulatory body.